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             3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

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                                                             September 30, 2007
Dear Shareholder:

    The Sound Shore Fund ended the third quarter with a net asset value of $41.84. The Fund's quarterly total return of 0.50% was slightly behind that of the Standard & Poor's 500 Index ("S&P 500") and the Dow Jones Industrials Average ("Dow Jones") which increased 2.03% and 4.19%, respectively. Year-to-date, the Fund's total return is 7.06% compared to 9.13% for the S&P 500.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED SEPTEMBER 30, 2007 WERE 14.84%, 17.35%, 7.76%, AND 13.01%, RESPECTIVELY. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING GROSS EXPENSE RATIO IS .93%. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    Third quarter stock markets proved resilient despite a turbulent backdrop that included a fixed income financial "crisis", record high oil and agricultural prices, gold over $700 per ounce, and the trade weighted dollar setting an all time low. After being down by more than 6% as of mid-August, the S&P 500 rode the wake of Federal Reserve Bank liquidity efforts to finish up 2%. Investors' newfound bias toward global and large cap stocks was implied by the Dow Jones Industrials continued out-performance versus other indices and, notably, a quarterly decline of -1.9% for the equal weighted S&P 500. Interestingly, at the end of September 2007 the S&P 500 price stood within a fraction of the high this index reached in March 2000. Over the subsequent
7 1/2 years the total return for the S&P 500 has been 1.93% per year, or roughly equal to its dividend.

    Several of our top performers for the quarter were, coincidentally, relatively recent additions to the portfolio, starting with Barrick Gold Corp. ("Barrick"), which increased 39% and was the biggest contributor. We started our investment in Barrick, the world's largest gold miner, during the first quarter of 2007 after its shares had declined 25% from their peak and were valued significantly below norm at 14x P/E and 9x cash flow. At the time, the company specific combination of Barrick's industry-best production cost control and recently un-hedged gold sales suggested potential earnings power well above consensus estimates. This earnings leverage became even more visible as gold prices reached a 27-year high of more than $740 per ounce during September.

    Barr Pharmaceuticals, Inc. ("Barr"), another new position in this year, was also a strong performer in the third quarter as it well outdistanced its health care peer group. We invested in Barr, a leading generic drug manufacturer, after it had declined 30% from its peak due to concerns about industry excess capacity. Our analysis suggested that recent acquisitions by the company, particularly Pliva, a low cost eastern European business, had created 12- to 24-month earnings power of approximately $4 per share, well in excess of consensus forecasts. Barr's second quarter earnings confirmed that value is building via margin and revenue progress, driven largely by its 2006 purchases.

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    Other recent additions that were strong contributors included Western
Digital Corp. ("Western") and General Electric Co. ("GE"). Western, a leading disk drive manufacturer, advanced after a primary competitor Seagate Technologies raised its global outlook for PC demand and disk drive sales. GE was also a beneficiary of strong global growth especially in its power and transportation infrastructure businesses which represent 35% of the company's revenues.

    A few holdings partly offset these strong performers starting with Marsh & McLennan Cos., Inc. ("Marsh"), the biggest detractor for the quarter. A recent management change in Marsh's core insurance brokerage segment has raised questions about the potential timing for greater market share and profitability progress from that business. Our sum of the parts analysis of Marsh, whose portfolio includes industry leading employee benefits and management consulting franchises, suggests that the market is valuing the core brokerage business at a very modest 12 times price/earnings multiple versus 16 times for purer plays AON Corp. and Willis. Meanwhile, both Time Warner, Inc. and Comcast Corp. ("Comcast") trailed during the quarter due to softer than expected basic video subscriber trends in the large urban markets that both companies serve. Despite the current macro environment, we expect Comcast to realize double-digit operating income growth in 2007 and 2008 due to the growth of its video, broadband, and telephony "triple play" offering.

    Thanks to ample doses of central bank liquidity, US stock markets have been able to shrug off sub-prime credit worries, at least for the time being. Stocks have also overcome decelerating earnings growth thanks to reasonable valuations and their relative attractiveness versus the "over built" real estate market and low fixed income yields. While the market backdrop will always present us with quandaries, Sound Shore remains focused on its bottom-up, stock by stock research process that we have utilized since the beginning of the Fund in 1985 and the founding of the firm in 1978. We believe that our framework to identify out-of-favor stocks with earnings potential in excess of consensus expectations should continue to yield solid investment opportunities, especially in the current market environment.

    Many thanks as always for your investment with Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

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    PRICE TO EARNINGS (P/E) RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE
RELATIVE TO COMPANY EARNINGS. FREE CASH FLOW YIELD IS THE OVERALL RETURN EVALUATION RATIO OF A STOCK, WHICH STANDARDIZES THE FREE CASH FLOW PER SHARE A COMPANY IS EXPECTED TO EARN AGAINST ITS MARKET PRICE PER SHARE. PERCENT OF NET ASSETS AS OF 9/30/07: AON CORP.: 2.82%; BARR PHARMACEUTICALS, INC.: 3.28%; BARRICK GOLD CORP.: 3.23%; COMCAST CORP.: 3.08%; GENERAL ELECTRIC COMPANY:
4.02%; MARSH & MCLENNAN COMPANIES, INC.: 2.05%; SEAGATE TECHNOLOGY: 0.00%; TIME WARNER, INC.: 2.97%; WESTERN DIGITAL CORP.: 1.75%; AND WILLIS: 0.00%.

    THE FUND MAY INVEST IN MEDIUM-SIZED COMPANIES, WHICH INVOLVES GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 9/30/07 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          SEPTEMBER 30, 2007 (UNAUDITED)

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
                                              SHARE        MARKET
                                              AMOUNT       VALUE
                                             --------- --------------
           COMMON STOCK (96.9%)
           ----------------------------------------------------------
           AUTO (2.0%)
           Goodyear Tire & Rubber Co. +      2,004,100 $   60,944,681
                                                       --------------
           CONSUMER DISCRETIONARY (16.3%)
           Apollo Group, Inc. Class A +        862,000     51,849,300
           Comcast Corp., Class A +          3,789,000     91,618,020
           Interpublic Group of Cos., Inc. + 8,027,200     83,322,336
           Time Warner, Inc.                 4,819,400     88,484,184
           Walt Disney Co.                   2,552,500     87,780,475
           Washington Post, Class B            104,161     83,620,451
                                                       --------------
                                                          486,674,766
                                                       --------------
           CONSUMER STAPLES (2.5%)
           Unilever NV                       2,479,100     76,480,235
                                                       --------------
           DIVERSIFIED FINANCIALS (7.4%)
           Bank of America Corp.             1,986,300     99,851,301
           Citigroup, Inc.                     954,600     44,551,182
           Invesco plc ADR                   2,804,400     76,560,120
                                                       --------------
                                                          220,962,603
                                                       --------------
           ENERGY (10.1%)
           Apache Corp.                        177,500     15,985,650
           ConocoPhillips                      593,000     52,047,610
           El Paso Corp.                     4,922,300     83,531,431
           Halliburton Co.                   1,534,500     58,924,800
           Royal Dutch Shell plc ADR           570,900     46,916,562
           Spectra Energy Corp.              1,741,400     42,629,472
                                                       --------------
                                                          300,035,525
                                                       --------------
           HEALTH CARE (10.5%)
           Baxter International, Inc.        1,270,700     71,514,996
           Boston Scientific Corp. +         8,024,100    111,936,195
           Cigna Corp.                       1,416,700     75,495,943
           Kinetic Concepts, Inc. +            961,200     54,096,336
                                                       --------------
                                                          313,043,470
                                                       --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          SEPTEMBER 30, 2007 (UNAUDITED)

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
                                              SHARE        MARKET
                                              AMOUNT       VALUE
                                             --------- --------------
          INDUSTRIALS (9.2%)
          General Electric Co.               2,894,900 $  119,848,860
          Southwest Airlines Co.             4,577,100     67,741,080
          Waste Management, Inc.             2,249,800     84,907,452
                                                       --------------
                                                          272,497,392
                                                       --------------
          INSURANCE (9.8%)
          American International Group, Inc. 1,040,800     70,410,120
          AON Corp.                          1,873,800     83,964,978
          Marsh & McLennan Cos., Inc.        2,394,900     61,069,950
          Unum Group                         3,081,400     75,401,858
                                                       --------------
                                                          290,846,906
                                                       --------------
          MATERIALS (7.2%)
          Barrick Gold Corp.                 2,385,800     96,100,024
          Cytec Industries, Inc.               785,700     53,734,023
          Newmont Mining Corp.               1,419,400     63,489,762
                                                       --------------
                                                          213,323,809
                                                       --------------
          PHARMACEUTICALS (5.5%)
          Barr Pharmaceuticals, Inc. +       1,716,700     97,697,397
          Pfizer, Inc.                       2,644,700     64,610,021
                                                       --------------
                                                          162,307,418
                                                       --------------
          TECHNOLOGY (11.7%)
          Flextronics International, Ltd. +  7,613,200     85,115,576
          Hewlett Packard Co.                  297,700     14,822,483
          Sun Microsystems, Inc. +           5,177,200     29,044,092
          Symantec Corp. +                   4,946,700     95,867,046
          Texas Instruments, Inc.            1,947,700     71,266,343
          Western Digital Corp. +            2,064,000     52,260,480
                                                       --------------
                                                          348,376,020
                                                       --------------
          TELECOMMUNICATIONS (1.2%)
          Sprint Nextel Corp.                1,981,300     37,644,700
                                                       --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          SEPTEMBER 30, 2007 (UNAUDITED)

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
                                                            SHARE        MARKET
                                                            AMOUNT       VALUE
                                                          ---------- --------------
UTILITIES (3.5%)
AES Corp. +                                                5,143,200 $  103,069,728
                                                                     --------------
TOTAL COMMON STOCK (COST $2,521,192,191)                             $2,886,207,253
                                                                     --------------

MONEY MARKET FUND (2.7%)
-----------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A, 5.28%    79,522,932     79,522,932
                                                                     --------------
TOTAL MONEY MARKET FUND (COST $79,522,932)                           $   79,522,932
                                                                     --------------
TOTAL INVESTMENTS (99.6%) (COST $2,600,715,123)*                     $2,965,730,185
OTHER ASSETS LESS LIABILITIES (0.4%)                                     12,104,799
                                                                     --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 71,167,264)                  $2,977,834,984
                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)            $        41.84
                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $407,773,649
                  Gross Unrealized Depreciation  (42,758,587)
                                                ------------
                  Net Unrealized Appreciation   $365,015,062
                                                ============

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INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Columbus, Ohio

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

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107-QR-0907

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road
Columbus, OH 43219
http://www.soundshorefund.com

QUARTERLY LETTER TO SHAREHOLDERS
(Unaudited)

SEPTEMBER 30, 2007

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